Exhibit 99.2

This Statement on Form 4 is filed by: (i) AP Talos Energy, LLC; (ii) AP Talos Energy Debtco, LLC; (iii) Apollo Talos Holdings, L.P.; (iv) Apollo Management VII, L.P; (v) AIF VII Management, LLC; (vi) Apollo Management, L.P.; (vii) Apollo Management GP, LLC; (viii) Apollo Commodities Management, L.P., with respect to Series I; (ix) Apollo Commodities Management GP, LLC; (x) Apollo Management Holdings, L.P.; and (xi) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  March 12, 2021

Issuer Name and Ticker or Trading Symbol: Talos Energy, Inc.

AP TALOS ENERGY, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

And

By:	Apollo ANRP Advisors (APO DC), L.P.,
its general partner

	By:	Apollo ANRP Advisors (APO DC), LLC,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

AP TALOS ENERGY DEBTCO, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

And

By:	Apollo ANRP Advisors (APO DC), L.P.,
its general partner

	By:	Apollo ANRP Advisors (APO DC), LLC,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO TALOS HOLDINGS, L.P.

By:	Apollo Advisors VII (APO DC), L.P.,
its general partner

	By:	Apollo Advisors VII (APO DC-GP), LLC,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

And

By:	Apollo ANRP Advisors (APO DC), L.P.,
its general partner

	By:	Apollo ANRP Advisors (APO DC), LLC,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC,
its general partner

	By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC,
its general partner

	By:	/s/ James Elworth
Name: Joseph D. Glatt
Title: Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ James Elworth
Name: Joseph D. Glatt
Title: Vice President

APOLLO COMMODITIES MANAGEMENT, L.P., WITH RESPECT TO SERIES I

By:	Apollo Commodities Management GP, LLC,
its general partner

	By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO COMMODITIES MANAGEMENT GP, LLC

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President